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                           MFS(R) INSTITUTIONAL TRUST

                 MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND

                      Supplement to the Current Prospectus

         The Board of Trustees which oversees the MFS Institutional Emerging Markets Debt Fund (the "Fund") decided, at their regular meeting today, to terminate the Fund effective October 2, 2000, or as soon thereafter as practicable.

                  THE DATE OF THIS SUPPLEMENT IS JULY 26, 2000.